                                                                     Exhibit d.4

                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES A

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

Number
------
 1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200R 20 6
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                          PIMCO MUNICIPAL INCOME FUND
                               SHARE CERTIFICATE

                                       .



          This certifies that Cede & Co. is the owner of [__________ (_____)] fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series A, No Par Value, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of May 9, 2001, establishing PIMCO Municipal Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
    Bankers Trust Company
    (New York, New York)
    Transfer Agent and Registrar

BY:


--------------------            --------------            -----------------
Authorized Signature              Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation                   Equivalent                              Abbreviation                    Equivalent
------------    -----------------------------------------      ----------------------------    ---------------------------
JT TEN              As joint tenants, with rights of           TEN IN COM                       As tenants in common
                    survivorship and not as tenants in         TEN BY ENT                       As tenants by the entireties
                    common                                     UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act


Abbreviation    Equivalent                                     Abbreviation                    Equivalent
------------    -----------------------------------------      ----------------------------    ---------------------------
ADM             Administrator(s)                               FDN                             Foundation
                Administratrix                                 PL                              Public Law
AGMT            Agreement                                      TR                              (As) trustee(s) for, of
CUST            Custodian for                                  UA                              Under Agreement
EST             Estate, Of estate of                           UW                              Under will of, Of will of,
EX              Executor(s), Executrix                                                         Under last will & testament
FBO             For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

For value received, ____________________ hereby sell, assign and transfer
                            (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________   ___________________________________________________________
                    Please Print or Typewrite Name and Address (including postal
______________________
Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                Signature(s)_______________________________________________
Signature Guaranteed By     (The signature of this assignment must
                             correspond exactly with the name
                             as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)



_____________________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.



     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series A, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund.

                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES B

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

Number
------
 1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200R 30 5
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                          PIMCO MUNICIPAL INCOME FUND
                               SHARE CERTIFICATE

                                       .



          This certifies that Cede & Co. is the owner of [__________ (_____)] fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series B, No Par Value, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of May 9, 2001, establishing PIMCO Municipal Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
    Bankers Trust Company
    (New York, New York)
    Transfer Agent and Registrar

BY:


--------------------            --------------            -----------------
Authorized Signature              Treasurer                  President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation                   Equivalent                              Abbreviation                    Equivalent
------------    -----------------------------------------      ----------------------------    ---------------------------
JT TEN              As joint tenants, with rights of           TEN IN COM                       As tenants in common
                    survivorship and not as tenants in         TEN BY ENT                       As tenants by the entireties
                    common                                     UNIF TRANSFERS MIN ACT           Uniform Transfers to Minors Act


Abbreviation    Equivalent                                     Abbreviation                    Equivalent
------------    -----------------------------------------      ----------------------------    ---------------------------
ADM             Administrator(s)                               FDN                             Foundation
                Administratrix                                 PL                              Public Law
AGMT            Agreement                                      TR                              (As) trustee(s) for, of
CUST            Custodian for                                  UA                              Under Agreement
EST             Estate, Of estate of                           UW                              Under will of, Of will of,
EX              Executor(s), Executrix                                                         Under last will & testament
FBO             For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

For value received, ____________________ hereby sell, assign and transfer
                            (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________   ___________________________________________________________
                    Please Print or Typewrite Name and Address (including postal
______________________
Zip Code of Assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                Signature(s)_______________________________________________
Signature Guaranteed By     (The signature of this assignment must
                             correspond exactly with the name
                             as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)



_____________________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.



     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series B, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund.

                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES C

                                 NO PAR VALUE
                   $25,000 LIQUIDATION PREFERENCE PER SHARE

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200R 40 4
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                          PIMCO MUNICIPAL INCOME FUND
                               SHARE CERTIFICATE


          This certifies that Cede & Co. is the owner of *ONE THOUSAND SIX HUNDRED* (1,600) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series C, No Par Value, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of May 9, 2001, establishing PIMCO Municipal Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Bankers Trust Company
  (New York, New York)
  Transfer Agent and Registrar

BY:


--------------------------------       -------------------  --------------------
     Authorized Signature                    Treasurer           President

********************************************************************************
*        Unless this certificate is presented by an authorized                 *
*   representative of The Depository Trust Company, a New York corporation     *
*   ("DTC"), to Issuer or its agent for registration of transfer, exchange,    *
*   or payment, and any certificate issued is registered in the name of        *
*   Cede & Co. or in such other name as is requested by an authorized          *
*   representative of DTC (and any payment is made to Cede & Co. or to such    *
*   other entity as is requested by an authorized representative of DTC),      *
*   ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR     *
*   TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede    *
*   & Co., has an interest herein.                                             *
********************************************************************************

********************************************************************************
*        This certificate is issued subject to the provisions restricting      *
*   transfers of the Auction Preferred Shares of Beneficial Interest,          *
*   Series C, contained in the Amended and Restated Bylaws of PIMCO            *
*   Municipal Income Fund.                                                     *
********************************************************************************

EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation                 Equivalent                                    Abbreviation              Equivalent
---------------------------  -----------------------------------------     ------------------------  ---------------------------
JT TEN                       As joint tenants, with rights of              TEN IN COM                As tenants in common
                             survivorship and not as tenants in            TEN BY ENT                As tenants by the entireties
                             common                                        UNIF TRANSFERS MIN ACT    Uniform Transfers to Minors Act


Abbreviation                 Equivalent                                    Abbreviation              Equivalent
---------------------------  -----------------------------------------     ------------------------  ---------------------------
ADM                          Administrator(s)                              FDN                       Foundation
                             Administratrix                                PL                        Public Law
AGMT                         Agreement                                     TR                        (As) trustee(s) for, of
CUST                         Custodian for                                 UA                        Under Agreement
EST                          Estate, Of estate of                          UW                        Under will of, Of will of,
EX                           Executor(s), Executrix                                                  Under last will & testament
FBO                          For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

     For value received, ____________________ hereby sell, assign and transfer
                                (I/We)
unto:

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

----------------------  --------------------------------------------------------
                             Please Print or Typewrite Name and Address
                               (including postal Zip Code of Assignee)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______

                Signature(s) ___________________________________________________
Signature Guaranteed By      (The signature of this assignment must correspond
                             exactly with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.
                             If more than one owner, all must sign.)


_____________________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest Series C, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund.

                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES D

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200R 50 3
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                          PIMCO MUNICIPAL INCOME FUND
                               SHARE CERTIFICATE


          This certifies that Cede & Co. is the owner of *ONE THOUSAND SIX HUNDRED* (1,600) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series D, No Par Value, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of May 9, 2001, establishing PIMCO Municipal Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
    Bankers Trust Company
    (New York, New York)
    Transfer Agent and Registrar

BY:


--------------------------   -----------------------    ----------------------
  Authorized Signature             Treasurer                   President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation    Equivalent                             Abbreviation                  Equivalent
--------------  ------------------------------------   ----------------------------  ---------------------------
JT TEN          As joint tenants, with rights of       TEN IN COM                    As tenants in common
                survivorship and not as tenants in     TEN BY ENT                    As tenants by the entireties
                common                                 UNIF TRANSFERS MIN ACT        Uniform Transfers to Minors Act

Abbreviation    Equivalent                             Abbreviation                  Equivalent
--------------  ------------------------------------   ----------------------------  ---------------------------
ADM             Administrator(s)                       FDN                           Foundation
                Administratrix                         PL                            Public Law
AGMT            Agreement                              TR                            (As) trustee(s) for, of
CUST            Custodian for                          UA                            Under Agreement
EST             Estate, Of estate of                   UW                            Under will of, Of will of,
EX              Executor(s), Executrix                                               Under last will & testament
FBO             For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                               (I/We)
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     _____________________   __________________________________________________
                                 Please Print or Typewrite Name and Address
                                   (including postal Zip Code of Assignee)

     __________________________________________________________________________

     __________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______
                                   Signature(s)________________________________
Signature Guaranteed By                       (The signature of this assignment
                                              must correspond exactly with the
                                              name as written upon the face of
                                              this Certificate in every
                                              particular, without alteration or
                                              enlargement or any change
                                              whatsoever. If more than one
                                              owner, all must sign.)

______________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series D, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund.

                               AUCTION PREFERRED
                   SHARE(S) OF BENEFICIAL INTEREST, SERIES E

                                  NO PAR VALUE
                    $25,000 LIQUIDATION PREFERENCE PER SHARE

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 72200R 60 2
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                          PIMCO MUNICIPAL INCOME FUND
                               SHARE CERTIFICATE


          This certifies that Cede & Co. is the owner of *ONE THOUSAND SIX HUNDRED* (1,600) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series E, No Par Value, $25,000 Liquidation Preference Per Share, of PIMCO Municipal Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of May 9, 2001, establishing PIMCO Municipal Income Fund, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Amended and Restated Bylaws of PIMCO Municipal Income Fund, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
    Bankers Trust Company
    (New York, New York)
    Transfer Agent and Registrar

BY:


--------------------------   ---------------------   ---------------------------
  Authorized Signature             Treasurer                President

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



EXPLANATION OF ABBREVIATIONS

          The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation        Equivalent                         Abbreviation                  Equivalent
------------------  --------------------------------   ----------------------------  ---------------------------
JT TEN              As joint tenants, with rights      TEN IN COM                    As tenants in common
                    of survivorship and not as         TEN BY ENT                    As tenants by the entireties
                    tenants in common                  UNIF TRANSFERS MIN ACT        Uniform Transfers to Minors Act

Abbreviation        Equivalent                         Abbreviation                  Equivalent
----------------    --------------------------------   ----------------------------  ---------------------------
ADM                 Administrator(s)                   FDN                           Foundation
                    Administratrix                     PL                            Public Law
AGMT                Agreement                          TR                            (As) trustee(s) for, of
CUST                Custodian for                      UA                            Under Agreement
EST                 Estate, Of estate of               UW                            Under will of, Of will of,
EX                  Executor(s), Executrix                                           Under last will & testament
FBO                 For the benefit of

    Additional abbreviations may also be used though not in the above list.

                                 TRANSFER FORM
                                 -------------

     For value received, ________________ hereby sell, assign and transfer unto:
                              (I/We)
     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     _______________   ________________________________________________________
                                  Please Print or Typewrite Name and Address
                                    (including postal Zip Code of Assignee)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated _________________,  _______
                                  Signature(s)________________________________
Signature Guaranteed By                      (The signature of this assignment
                                             must correspond exactly with the
                                             name as written upon the face of
                                             this Certificate in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever. If more than owner,
                                             all must sign.)

______________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series E, contained in the Amended and Restated Bylaws of PIMCO Municipal Income Fund.

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